SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  March 30, 2001
                                                 -------------------------------

                       LEXENT INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                   000-31105                      13-3990223
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(State or Other Jurisdiction    (Commission                   (I.R.S. Employer
of Incorporation)                File Number)               Identification No.)


Three New York Plaza, New York, New York                        10004
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (212)981-0700
                                                    ----------------------------



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   (Former Name or Former Address, if Changed Since Last Report)


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Item 6.  Resignation of Registrant's Chief Executive Officer.
         ----------------------------------------------------

          On March 30, 2001, the Company announced that Alf T. Hansen resigned from all positions held by him as a director or officer of the Company and each of its subsidiaries, which include his resignation from the board of directors and as President and Chief Executive Officer of the Company. Kevin M. O'Kane, the Company's Vice Chairman and Chief Operating Officer, has been named President and Chief Executive Officer. The board did not name a replacement to fill the vacancy on the board created by Mr. Hansen's resignation.

          The press release announcing the resignation and new appointment is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits.

         No.               Description
         ---               -----------

         99.1              Press Release dated March 30, 2001.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                LEXENT INC.



                                                By:  /s/ HUGH J. O'KANE, JR.
                                                     ------------------------
                                                     Hugh J. O'Kane, Jr.
                                                     Chairman

Date: April 2, 2001